                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2)
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               THE BOEING COMPANY
                (Name of Registrant as Specified in Its Charter)

                            ------------------------
                   (Names of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

   [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
       Investment Company Act Rule 20a-1(c).

   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
       (2) Form, schedule or registration statement no.:
       (3) Filing party:
       (4) Date filed:

                               THE BOEING COMPANY

                                                 March 7, 1996

Dear Shareholder:

         You are invited to attend your Company's 1996 Annual Meeting of Shareholders.

         It will be held on Monday, April 29, 1996, in the second-floor auditorium of the Company's 2-22 Building, located at 7755 East Marginal Way South, Seattle, Washington. The meeting will begin at 11:00 a.m., Seattle time. A map and directions to the 2-22 Building are on the back of this proxy statement. The Annual Meeting will be accessible through the use of a sign language interpreter.

         At the meeting there will be reports on the activities of the Company and an opportunity to submit questions or comments on matters of interest to shareholders generally.

         Whether or not you attend in person, it is important that your shares be voted on matters that come before the meeting. I urge you to specify your choices by marking, dating, and signing the accompanying proxy card and returning it promptly. If you sign and return your proxy card without marking choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations.

                                                    Very truly yours,

                                                    FRANK SHRONTZ
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                               THE BOEING COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 1996

The Annual Meeting of Shareholders of The Boeing Company will be held on April 29, 1996, at 11:00 a.m., Seattle time, in the second-floor auditorium of the Company's 2-22 Building, at 7755 East Marginal Way South, Seattle, Washington.

Shareholders at the close of business on February 29, 1996, will be entitled to vote at the Annual Meeting. The only item on the agenda is the election of four people to the Board of Directors, each for a three-year term expiring in 1999. Management does not expect any other business to come before the Meeting.

For admission to the meeting, shareholders who own shares in their own names should come to the Registered Shareholders check-in tables, where their ownership will be verified. Those who have beneficial ownership of stock through a bank or broker should come to the Beneficial Owners table and must bring account statements or letters from their banks or brokers indicating that they owned Boeing stock as of February 29, 1996. SHAREHOLDER ADMISSION TICKETS WILL NOT BE USED THIS YEAR.

                                       HEATHER HOWARD
                                       Corporate Secretary and Corporate Counsel

                                       Seattle, Washington
                                       March 7, 1996

  IF YOU CANNOT ATTEND THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED
           PROXY CARD APPOINTING CHARLES M. PIGOTT, FRANK SHRONTZ, AND
                     GEORGE H. WEYERHAEUSER AS YOUR PROXIES.

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
General Information for Shareholders.........................................................................1
     Outstanding Securities..................................................................................1
     Attendance at the Meeting...............................................................................1
     Voting at the Meeting or by Proxy.......................................................................2
     Voting by Fund E Participants...........................................................................2
     Vote Required and Method of Counting Votes..............................................................3
     Confidential Voting Policy..............................................................................3
     Expenses of Solicitation................................................................................4
     Independent Auditors....................................................................................4
Election of Directors........................................................................................4
     Nominees 5
     Continuing Directors....................................................................................6
     Compensation of Directors...............................................................................9
     Retirement Policy.......................................................................................9
     Committees of the Board of Directors...................................................................10
     Board and Committee Meetings...........................................................................11
     Related Party Transactions.............................................................................11
     Compliance with Section 16(a) of the Securities Exchange Act...........................................11
     Security Ownership.....................................................................................12
     Executive Compensation.................................................................................14
         Summary Compensation Table.........................................................................14
         Option Grants in Last Fiscal Year Table............................................................16
         Aggregated Option/SAR Exercises and Fiscal Year-End Values Table...................................17
         Pension Plan Table.................................................................................17
         Compensation Committee Report on Executive Compensation............................................19
         Shareholder Return on Performance Graphs...........................................................23
Annual Report and Form 10-K.................................................................................24
Shareholder Proposals for 1997..............................................................................24

                               THE BOEING COMPANY
                                  P.O. BOX 3707
                               SEATTLE, WASHINGTON

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1996

This proxy statement is issued in connection with solicitation of the enclosed proxy by the Board of Directors of The Boeing Company (the "Company" or "Boeing") for use at the Company's 1996 Annual Meeting of Shareholders (the "Annual Meeting"). The approximate date on which this proxy material is first to be sent to shareholders is March 15, 1996.

                      GENERAL INFORMATION FOR SHAREHOLDERS

                             OUTSTANDING SECURITIES

The Company's only class of capital stock outstanding is common stock with voting rights. The Board of Directors has fixed the close of business on February 29, 1996, as the record date for identifying shareholders of the Company entitled to vote at the Annual Meeting. On February 29, 1996, there were 345,185,580 shares of common stock outstanding and entitled to vote. The last sale price of the Company's common stock for that date, as reported in The Wall Street Journal, was $81.125 per share.

                            ATTENDANCE AT THE MEETING

For admission to the meeting, shareholders who own shares in their own names should come to the Registered Shareholders check-in tables, where their ownership will be verified. Those who have beneficial ownership of stock that is held by a bank or broker (often referred to as "holding in street name") should come to the Beneficial Owners tables; they must bring account statements or letters from their banks or brokers indicating that they owned Boeing stock as of February 29, 1996. Shareholder admission tickets will not be used this year.

The doors to the 2-22 Building will be opened at 9:30 a.m. and the meeting will begin at 11:00 a.m. It is expected to be finished no later than 12:30 p.m. A map and directions to the meeting facility are on the back of this proxy statement. Please note that there will be no parking on the west side of East Marginal Way South this year, because of construction work on the site.

The Annual Meeting will be accessible through the use of a sign language interpreter. Anyone who wishes to bring a translator to provide simultaneous translation of the proceedings into another language is asked to contact the Assistant Secretary of the Company no later than April 15, 1996, at The Boeing Company, P.O. Box 3707, Mail Stop 10-13, Seattle, Washington 98124-2207.

                        VOTING AT THE MEETING OR BY PROXY

At the date of this statement, the only matter that management intends to present is the election of four directors, each for a three-year term expiring in 1999.

Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, when instructions are given by the shareholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted according to the recommendation of the Board of Directors. That recommendation is reported later in this statement.

The enclosed proxy card gives discretionary authority to the persons named on the proxy card to vote the shares in their best judgment, if any matters other than that shown on the proxy card are properly brought before the meeting.

A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Secretary of the Company or by signing and delivering another proxy that is dated later. If the shareholder attends the meeting in person, either giving notice of revocation to an inspector of election at the meeting or voting at the meeting will revoke the proxy.

                          VOTING BY FUND E PARTICIPANTS

Most Boeing employees may participate in The Boeing Company Voluntary Investment Plan (the "VIP Plan"), which is a retirement plan established under Section 401(k) of the Internal Revenue Code. One of the five funds into which employees may direct their investments is Fund E, which invests in Boeing common stock. The shares of stock held in that fund are registered in the name of The Chase Manhattan Bank, N.A., which is the trustee of the VIP Plan. The participants do not acquire ownership of the shares and therefore are not eligible to vote the shares directly or attend the Annual Meeting (unless they are also registered or beneficial owners of Boeing stock). However, the participants are allocated units in the fund and may instruct the trustee how to vote the shares represented by their units.

The proxy card that is being sent with this proxy statement to registered shareholders is also being sent to Fund E participants. (Beneficial owners receive proxy cards from their brokers or other agents; some brokers use the Company's proxy card and some prepare their own proxy cards.) The number of common shares held is shown on the back of the proxy card, above the boxes to be marked, with the notation "COM." The number of Fund E shares, if any, is shown with the notation "VIP." If one person has both common shares and Fund E shares, both will appear on the card and that person may vote both the common and Fund E shares by signing and returning the single card. Fund E shares can be voted only by signing and returning the proxy card; they cannot be voted at the meeting and prior votes cannot be revoked at the meeting.

Fund E shares will be voted by the trustee according to each participant's instructions. It is the trustee's intention, when a card is signed and returned but no voting instructions are given, to vote such shares for the nominees of the Board of Directors.

                   VOTE REQUIRED AND METHOD OF COUNTING VOTES

Under Delaware law and the Company's Restated Certificate of Incorporation, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of one-third of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of common stock entitles the holder to one vote on each matter presented for shareholder action.

With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. There is no box for "abstain," but checking the box that withholds authority to vote for a nominee is the equivalent of abstaining. The four nominees who receive the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors. In an uncontested plurality election, such as this, abstentions have no effect, since approval by a percentage of shares present or outstanding is not required.

With respect to any proposal other than the election of directors, shareholders may vote in favor of the proposal, or against the proposal, or abstain from voting. The affirmative vote of the majority of shares entitled to vote and present in person or by proxy at the Annual Meeting is required for approval. A shareholder who signs and submits a ballot or proxy is "present," so an abstention will have the same effect as a vote against the proposal.

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the meeting, but are not considered "present" for purposes of voting on the non-discretionary proposals. They have no impact on the outcome of such proposals.

                           CONFIDENTIAL VOTING POLICY

It is the policy of the Company that all proxy, ballot, and voting materials that identify the vote of a specific shareholder on any matter submitted for a vote of shareholders will be kept secret from directors and executive officers of the Company except (1) when disclosure is required by applicable law or regulation, (2) when a shareholder expressly requests such disclosure, and (3) in a contested proxy solicitation. If the shareholder is an employee of the Company or a participant in Fund E of the Company's VIP Plan, the information will not be disclosed to management unless (1) or (2) above applies.

Proxies and ballots will be received and tabulated by the Company's transfer agent, an independent entity that is not affiliated with the Company. The inspectors of election also will be independent of the Company. Comments written on proxy cards will be provided to the Secretary of the Company without disclosing the vote unless the vote is necessary to understand the comment.

                            EXPENSES OF SOLICITATION

All expenses for soliciting proxies will be paid by the Company. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of proxies, for a fee of $17,500, plus reasonable out-of-pocket expenses. Proxies may be solicited by personal interview, mail, and telephone. D.F. King has contacted brokerage houses, other custodians, and nominees to ask whether other persons are the beneficial owners of the shares that they hold in street name and, if that is the case, will supply additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse such parties for their reasonable expenses in sending proxy materials to the beneficial owners of the shares.

                              INDEPENDENT AUDITORS

As recommended by the Audit Committee of the Board of Directors, the board has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1996. Deloitte & Touche LLP and predecessor firms have served continuously since 1934 as independent auditors for the Company. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

                              ELECTION OF DIRECTORS

The Board of Directors currently consists of fourteen people. Twelve of them are independent directors and two are members of management. In accordance with the Company's By-Laws, directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting, four directors will be elected to serve for terms of three years, expiring on the date of the annual meeting of shareholders in 1999. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the By-Laws of the Company. The nominees for the Board of Directors, recommended by its Organization and Nominating Committee, are all currently board members. The nominees for re-election and the directors whose terms will continue after the Annual Meeting are listed below. Shares represented by a properly executed proxy card will be voted for the nominees unless such authority is withheld. Should any nominee become unavailable for election, the Board of Directors may vote all proxies given in response to this solicitation for the election of a substitute nominee of its choice, or may in its discretion reduce the size of the Board of Directors rather than nominate a substitute.

Board policy requires a nonmanagement director to resign at the annual meeting of shareholders following that director's 72nd birthday. Accordingly, George Keller has announced his intention to retire from the board effective on the date of the Annual Meeting. The board has, in accordance with the By-Laws, reduced the size of the board to thirteen, to be effective at the time of the Annual Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                                        NOMINEES

ROBERT A. BECK                                               Director since 1985

CHAIRMAN EMERITUS, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA. Age 70. Mr. Beck served as Chairman of the Board and Chief Executive Officer of The Prudential Insurance Company of America (a diversified insurance company) from 1978 until his retirement from those positions in 1987. Currently he serves as Chairman Emeritus of Prudential. He is also a director of Texaco, Inc. and Xerox Corporation.

     Shares, including Deferred Compensation Plan shares..................14,046

PHILIP M. CONDIT                                             Director since 1992

PRESIDENT, THE BOEING COMPANY. Age 54. Mr. Condit was elected President of The Boeing Company in August 1992. From 1989 to 1992, he was Executive Vice President of Boeing Commercial Airplane Group and General Manager of its 777 Division (previously called the New Airplane Division). Mr. Condit is also a director of Fluke Corporation and Nordstrom Inc. Subject to Mr. Condit's re-election as a director, he will assume the additional duties of Chief Executive Officer on April 29, 1996.

     Shares................................................................6,589

JOHN B. FERY                                                 Director since 1989

RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, BOISE CASCADE CORPORATION. Age 66. Mr. Fery served as Chairman of the Board of Boise Cascade Corporation (wood and paper products) from 1978 to 1995, and as Chief Executive Officer from 1972 until 1994. He is also a director of Albertson's, Inc., Hewlett-Packard Company, and U.S. Bancorp.

     Shares................................................................2,250

DONALD E. PETERSEN                                           Director since 1990

RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, FORD MOTOR COMPANY. Age 69. Mr. Petersen served as Chairman of the Board and Chief Executive Officer of Ford Motor Company (automobile manufacturer) from 1985 to 1990. He had served as President of Ford Motor Company from 1980 to 1985. Mr. Petersen is a director of Dow Jones & Co., Inc. and Hewlett-Packard Company.

     Shares, including Deferred Compensation Plan shares...................4,942

                              CONTINUING DIRECTORS

JOHN E. BRYSON                                               Director since 1995

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF EDISON INTERNATIONAL (FORMERLY SCECORP). Age 52. Mr. Bryson has served as Chairman of the Board and Chief Executive Officer of Edison International and its principal subsidiary, Southern California Edison Company (electric utility), since 1990. He is also Chairman of The Mission Group, which is a nonutility subsidiary of Edison International. He is a director of First Interstate Bancorp, The Times Mirror Company, and the Council on Foreign Relations, and a trustee of Stanford University. Mr. Bryson is also Chairman of the California Business Roundtable. His current term expires in 1998.

     Shares, including Deferred Compensation Plan shares...................1,872

PAUL E. GRAY                                                 Director since 1990

CHAIRMAN OF THE CORPORATION, MASSACHUSETTS INSTITUTE OF TECHNOLOGY. Age 64. Dr. Gray served as President of Massachusetts Institute of Technology (education) from 1980 until he retired in 1990. He was Chancellor of MIT from 1971 to 1980 and Dean of the School of Engineering from 1970 to 1971. Dr. Gray is a director of Eastman Kodak Company, New England Mutual Life Insurance Co., and Arthur D. Little, Incorporated.

His current term expires in 1997.

     Shares................................................................1,000

HAROLD J. HAYNES                       Director from 1974 to 1982 and since 1984

RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, CHEVRON CORPORATION. Age 70. Mr. Haynes served Chevron Corporation (petroleum products) as President from 1969 to 1974 and as Chairman of the Board and Chief Executive Officer from 1974 until his retirement in 1981. He currently serves as a director of and Senior Counselor to Bechtel Group, Inc. Mr. Haynes is also a director of Citicorp, PACCAR Inc, and Saudi Arabian Oil Company. His current term expires in 1997.

     Shares................................................................8,000

                              CONTINUING DIRECTORS



STANLEY HILLER, JR.                                          Director since 1976

PARTNER, HILLER INVESTMENT COMPANY. Age 71. Mr. Hiller has been a senior partner in Hiller Investment Company (private investments) since 1968. He is currently Chairman of the Board of Key Tronic Corporation (manufacturer of computer keyboards and other input devices). Previously, he was Chairman of the Board of Baker International, Reed Tool, York International, and other corporations. His current term expires in 1998.

     Shares...............................................................10,630

CHARLES M. PIGOTT                                            Director since 1972

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, PACCAR INC. Age 66. Mr. Pigott has been Chairman of the Board and Chief Executive Officer of PACCAR Inc (manufacturer of transportation equipment) since 1986. He served as President of that company from 1965 to 1987. He is also a director of Chevron Corporation and The Seattle Times Company. His current term expires in 1998.

     Shares, including Deferred Compensation Plan shares..................15,230

FRANKLIN D. RAINES                                           Director since 1995

VICE CHAIRMAN OF FANNIE MAE (FEDERAL NATIONAL MORTGAGE ASSOCIATION). Age 47. Since 1991, Mr. Raines has been Vice Chairman of Fannie Mae (a company that provides a secondary market for residential mortgages through portfolio purchases, issuance of mortgage-backed securities, and other services). He was with the investment banking firm of Lazard Freres & Co. from 1979 to 1990, becoming a General Partner in 1985. Mr. Raines served on the White House staff and with the U.S. Office of Management and Budget from 1977 to 1979. He is also a director of Fannie Mae and Pfizer, Inc. His current term expires in 1998.

     Shares, including Deferred Compensation Plan shares...................1,679

                              CONTINUING DIRECTORS

ROZANNE L. RIDGWAY                                           Director since 1992

CO-CHAIR, THE ATLANTIC COUNCIL OF THE UNITED STATES. Age 60. Ambassador Ridgway, Co-Chair of The Atlantic Council of the United States (an association to promote better understanding of international issues), was its President from 1989 through 1992. She served 32 years with the U.S. State Department, including service as Ambassador to the German Democratic Republic and to Finland, and, from 1985 until her retirement in 1989, as Assistant Secretary of State for European and Canadian Affairs. She is also a director of Bell Atlantic Corporation, Citicorp, Emerson Electric Company, RJR Nabisco, Inc., 3M Corporation, The Sara Lee Corporation, and Union Carbide Corporation. Her current term expires in 1998.

     Shares, including Deferred Compensation Plan shares...................2,644

FRANK SHRONTZ                                                Director since 1985

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, THE BOEING COMPANY. Age 64. Mr. Shrontz was named Chairman of the Board of The Boeing Company in 1988. He has been Chief Executive Officer since 1986 and was President of the Company from 1985 until 1988. He has been employed by the Company since 1958, except for the period from 1973 through 1976, when he served as Assistant Secretary of the Air Force and as Assistant Secretary of Defense. Mr. Shrontz is also a director of Boise Cascade Corporation, Citicorp, and 3M Corporation. His current term expires in 1997.

     Shares...............................................................28,478

GEORGE H. WEYERHAEUSER                                       Director since 1962

CHAIRMAN OF THE BOARD, WEYERHAEUSER COMPANY. Age 69. Mr. Weyerhaeuser has been Chairman of the Board of Weyerhaeuser Company (forest products) since 1988. He joined Weyerhaeuser Company in 1949, became its President in 1966, and was its Chief Executive Officer from 1966 to 1991. He has been a director of that corporation since 1960 and is also a director of Chevron Corporation and SAFECO Corporation. His current term expires in 1997.

     Shares................................................................9,112

                            COMPENSATION OF DIRECTORS

The Company pays each non-employee director an annual board retainer fee of $26,000 and a fee of $2,000 for each day on which that director attends a board meeting. Additionally, the Company pays each non-employee director an annual committee retainer of $6,000 for all committee service and a daily fee of $1,000 for attendance at one or more committee meetings on a day on which a board meeting is not also held. The Company reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with service to the Company.

In addition to the cash compensation described above, at the time of a non-employee director's first annual meeting, the director receives an initial option to purchase 1,500 shares of Boeing stock. After each subsequent annual meeting during the non-employee director's term, the director receives an option to purchase an additional 1,200 shares. The exercise price is determined by the Fair Market Value of Boeing common stock. "Fair Market Value" is the mean of the high and low per share trading prices as reported in The Wall Street Journal for the New York Stock Exchange - Composite Transactions for a single trading day. The exercise price of an option is equal to the average of the Fair Market Values for the fifth through ninth business days following the date of grant. Options vest approximately one year after grant, provided the recipient remains a director. Options become exercisable in installments one, three, and five years after the date of grant.

The Company also has a Deferred Compensation Plan for Directors. Participating directors may elect to defer all or a portion of their cash compensation for service as directors in a cash-based account that bears interest or a stock unit account that earns dividends.

Directors who are employees of the Company do not receive any compensation for their service as directors.

                                RETIREMENT POLICY

The retirement policy of the Board of Directors is as follows: (1) each director who is not an officer of the Company will resign permanently as a director at the annual meeting of shareholders following that director's 72nd birthday, and
(2) each director who is an officer of the Company will tender to the Organization and Nominating Committee a resignation as a director on the first to occur of the following: (a) the officer retires under The Boeing Company Employee Retirement Plan or (b) the officer no longer fulfills a primary role in the Company, as determined by the Organization and Nominating Committee. In any case, such director will retire permanently as a director no later than the annual meeting of shareholders following that director's 72nd birthday. This policy applies without regard to whether a director has completed his or her term.

The Company does not provide any retirement benefits to non-employee directors.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has standing Audit, Compensation, Finance, and Organization and Nominating Committees. Additionally, from time to time, the board establishes special committees for specific purposes. The membership of the standing committees is usually determined at the organizational meeting of the board in conjunction with the annual meeting of shareholders. Only independent directors currently serve on standing committees. The membership of the committees is as follows, with the chairman of each committee listed first:

                                                                                       ORGANIZATION
      AUDIT                     COMPENSATION                 FINANCE                   AND NOMINATING
      -----                     ------------                 -------                   --------------
      Stanley Hiller, Jr.       George M. Keller             John B. Fery              Charles M. Pigott
      John E. Bryson            Robert A. Beck               John E. Bryson            Robert A. Beck
      John B. Fery              Harold J. Haynes             Paul E. Gray              Harold J. Haynes
      Paul E. Gray              Donald E. Petersen           Stanley Hiller, Jr.       George M. Keller
      Franklin D. Raines        Charles M. Pigott            Franklin D. Raines        Donald E. Petersen
      Rozanne L. Ridgway        George H. Weyerhaeuser       Rozanne L. Ridgway        George H. Weyerhaeuser

AUDIT COMMITTEE

The Audit Committee selects and engages the independent auditors. The committee reviews the audit plans and audit findings of both the independent auditors and the internal auditors, the independent auditors' opinion of the financial statements, and the internal auditors' reports on the effectiveness of internal controls. The committee also reviews the Company's compliance with laws, regulations, and Company policies relating to political contributions, sales consultants, and government affairs consultants; the Company's ethics and business conduct program; compliance with the principles of the Defense Industry Initiative on Business Ethics and Conduct; and the Company's annual disclosure documents. The committee monitors the adequacy and effectiveness of the Company's financial controls and financial reporting processes, meets with counsel as to significant pending and threatened litigation, and assesses the Company's risk management program. The Audit Committee held five meetings in 1995.

COMPENSATION COMMITTEE

The Compensation Committee establishes and administers the Company's executive compensation plans. It sets policy for employee benefit programs and plans. The committee oversees administration of the employee retirement and various other benefit plans. The Committee makes recommendations to the Board of Directors concerning the salaries of elected Company officers. The committee determines the number of stock options awarded to certain officers of the Company and the terms and conditions on which options will be granted. It administers the Incentive Compensation Plan, stock option plans, and Deferred Compensation Plans. The Compensation Committee held four meetings in 1995.

FINANCE COMMITTEE

The Finance Committee reviews and makes recommendations concerning proposed dividend actions, current and projected capital requirements, and issuance of debt or equity securities. It reviews the Company's credit agreements and short-term investment policy. The committee also reviews the investment policies, administration, and performance of the trust investments of the Company's employee benefit plans. In 1995 the Finance Committee held six meetings.

ORGANIZATION AND NOMINATING COMMITTEE

The Organization and Nominating Committee reviews and makes recommendations to the board with respect to the responsibilities and functions of the board and board committees, and with respect to board compensation. The committee makes recommendations to the Board of Directors concerning the composition and governance of the board, including recommending candidates to fill vacancies on, or to be elected or reelected to the board. The committee will consider the names and qualifications of candidates for the board submitted by shareholders in accordance with the procedures referred to on page 24 of this proxy statement. The committee oversees evaluation of the directors, board committees and the board. The committee also makes recommendations to the board concerning candidates for election as Chief Executive Officer and other corporate officers, and counsels on succession planning for senior management. The Organization and Nominating Committee held four meetings in 1995.

                          BOARD AND COMMITTEE MEETINGS

During 1995, the board held eight meetings and the committees described above held 19 meetings. Average attendance at all such meetings was 96%. Each incumbent director attended at least 81% of the total number of board and committee meetings he or she was eligible to attend.

                           RELATED PARTY TRANSACTIONS

The Company and its subsidiaries have transactions in the ordinary course of business with other corporations of which certain Boeing directors are executive officers. The Company does not consider the amounts involved in such transactions to be material in relation to its business and believes that such amounts are not material in relation to the business of such other corporations or the interests of the directors involved.

                          COMPLIANCE WITH SECTION 16(a)
                         OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers to send reports of their ownership of Boeing stock and of changes in such ownership to the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions during 1995.

                               SECURITY OWNERSHIP

The table below shows ownership of the Company's common stock as of February 27, 1996, by each director, by the Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "named executive officers"), and by all directors and executive officers as a group.

The first column, "Number of Shares Beneficially Owned," shows for each person the number of shares of common stock directly and indirectly owned on February 27, 1996, including shares owned by, or jointly with, his or her spouse. The second column shows the number of shares that such person may acquire on or before April 27, 1996, by exercising stock options awarded by the Company. The third column shows the number of shares, share equivalents, and interests in shares held pursuant to the Company's compensation and benefit plans, on February 27, 1996. All numbers in the table are rounded to whole shares.

No family relationship exists between any of the directors or executive officers of the Company.

All amounts shown in the table together represent less than one percent of the outstanding shares of common stock. The Company is not aware of any person who beneficially owns five percent or more of the Company's common stock.


                                                          NUMBER OF
                                      NUMBER OF          SHARES THAT            NUMBER OF
                                       SHARES               MAY BE                SHARE
                                    BENEFICIALLY         ACQUIRED BY           EQUIVALENTS
NAME OF BENEFICIAL OWNER                OWNED         EXERCISING OPTIONS           HELD
------------------------------------------------------------------------------------------------
DIRECTORS

Robert A. Beck                           1,125              2,010                12,921(1)
John E. Bryson                           1,000                  0                   872(1)
John B. Fery                             2,250              2,010                     0
Paul E. Gray                             1,000              1,510                     0
Harold J. Haynes                         8,000              2,010                     0
Stanley Hiller, Jr                      10,630              2,010                     0
George M. Keller                         4,375              2,010                     0
Donald E. Petersen                       1,500              2,010                 3,442(1)
Charles M. Pigott                       15,093              2,010                   137(1)
Franklin D. Raines                       1,000                  0                   679(1)
Rozanne L. Ridgway                         580              1,530                 2,064(1)
George H. Weyerhaeuser                   9,112              2,010                     0

NAMED EXECUTIVE OFFICERS
(*also serve as directors)

Frank Shrontz*                          28,478            577,162                32,115(2)
Philip M. Condit*                        6,589            176,253                13,492(2)
Boyd E. Givan                           10,767(3)         133,201                10,769(2)
C. Gerald King                          13,247            113,444                 9,658(2)
Ronald B. Woodard                          554             75,474                 6,019(2)(4)

All directors and executive
officers as a group (23                168,852(3)       1,395,754               129,789
persons)

                      Footnotes to Security Ownership Table
 ...............................................................................

(1) Each number represents stock units in the Deferred Compensation Plan for Directors, which is described on page 9. The owners of such units do not have the right to vote or to transfer them.

(2) Each number includes both Boeing Stock Units ("BSUs"), issued pursuant to the Company's Incentive Compensation Plan, and performance shares, issued pursuant to the Long-Term Incentive Program. BSUs are payable in cash or in shares of stock three years after they are awarded. Performance shares are converted into shares of stock four years after they are awarded. The officers cannot vote these share equivalents or transfer them until they are converted into common shares, and they may be forfeited on termination of employment. For further description of these interests, see the Compensation Committee Report on Executive Compensation, which begins on page 9. The numbers held by each named executive officer as of February 27, 1996, are as follows:

                                             Boeing         Performance
                                           Stock Units         Shares
              ---------------------------------------------------------
                Frank Shrontz                6,775            25,340
                Philip M. Condit             3,432            10,060
                Boyd E. Givan                1,989             8,780
                C. Gerald King               1,928             7,730
                Ronald B. Woodard            1,859             4,160


(3) This number does not include 3,641,364 shares for which Mr. Givan has shared investment power as a member of the Retirement Committee, which is appointed by the Board of Directors to oversee employee retirement matters. Mr. Givan does not have beneficial ownership of these shares.

(4) Mr. Woodard also has units equivalent to 3,038 shares in Fund E of the VIP Plan, a 401(k) retirement plan, and may instruct the trustee how to vote his units. See page 2 for additional information on VIP Fund E.

                             EXECUTIVE COMPENSATION

The following table summarizes the annual and long-term compensation of the named executive officers for fiscal years 1995, 1994, and 1993. All numbers in the table are rounded to the nearest dollar or whole share. The Compensation Committee Report on Executive Compensation begins on page 19.

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                           ANNUAL                  LONG-TERM COMPENSATION
                                                          -----------------------------------------
                                        COMPENSATION                 AWARDS              PAYOUTS
                                  -----------------------------------------------------------------
                                                                          SECURITIES
                                                                            UNDER-                       ALL
        NAME AND                                            RESTRICTED       LYING         LTIP         OTHER
        PRINCIPAL                    SALARY      BONUS        STOCK         OPTIONS      PAYOUTS     COMPENSATION
        POSITION           YEAR       ($)        ($)(1)       ($)(2)          (#)         ($)(3)        ($)(4)
-------------------------------------------------------------------------------------------------------------------
Frank Shrontz              1995      $944,062    $712,000    $287,122     120,000                     $ 85,289
Chairman of the            1994       844,828     600,000     149,194      31,875         $404,813      74,959
Board & CEO                1993       796,935     624,000     170,233     231,875(5)       218,426      66,669


Philip M. Condit           1995       558,622     373,800     150,739      57,883                       47,249
President                  1994       499,714     292,000      72,608      21,250          139,613      40,514
                           1993       464,063     312,000      97,595     147,750(5)        79,765      35,782

Boyd E. Givan              1995       393,870     213,600      86,137      33,076                       35,315
Senior Vice President      1994       372,874     172,000      42,769      57,750(5)       131,325      31,102
& CFO                      1993       342,625     178,950      60,718      12,750           76,519      27,064

C. Gerald King             1995       374,330     206,800      82,946      29,548                       33,049
Senior Vice President-     1994       333,143     168,000      41,774      57,750(5)       137,700      27,316
Pres., Defense & Space     1993       297,319     172,100      57,738      12,750           73,736      23,303
Group

Ronald B. Woodard          1995       383,755     203,600      86,137      35,000                       29,728
Senior Vice President-     1994       316,476     148,000      36,801      57,750(5)        71,400      22,592
Pres., Commercial          1993       213,410     130,200      49,543      12,750           38,955      11,110
Airplane Group
-------------------------------------------------------------------------------------------------------------------


(1) Incentive compensation is based on performance in the year shown but determined and paid the following year.

(2) The amount reported for each officer for 1995 is the value of the BSUs awarded on February 26, 1996. The number of BSUs awarded was the number of shares that could be purchased with 30% of the officer's target incentive award, adjusted for Company performance, using as the purchase price the Fair Market Value of Boeing stock on that date, which was $82.00. (For a discussion of target incentive awards, see the Compensation Committee Report on Executive Compensation, at page 20.) In accordance with the SEC's proxy rules, the value of those BSUs is shown here using the closing market price of Boeing stock on February 26, 1996, which was $81.75. The amount reported for each officer for 1994 is the number of BSUs awarded to that officer on February 27, 1995, multiplied by the closing market price of Boeing stock on that date. The amount reported for each officer for 1993 is the number of executive investment performance shares credited to that officer in 1993, under the

     Company's Long-Term Incentive Program, multiplied by the closing market price of Boeing stock on the date of the award.

     BSUs earn dividends, which are reinvested in BSUs each quarter. BSUs vest and are payable three years after the award. The officer may choose to receive for each BSU one share of Boeing stock or cash equal to the Fair Market Value of one share at the time of vesting. Performance shares earn dividend equivalents and interest on dividend equivalents, payable after four years, when each performance share is converted into one share of Boeing stock.

     The following table shows (a) the total number of BSUs credited to each of the named executive officers as of February 26, 1996, (b) the value of those BSUs, based on the closing market price of Boeing stock on February 26, 1996, (c) the total number of performance shares credited to each of the named executive officers as of December 29, 1995, and (d) the value of those performance shares, based on the closing market price of Boeing stock on December 29, 1995.

                                                                      NUMBER OF      12/29/95 VALUE
                           NUMBER        2/26/96 VALUE               PERFORMANCE     OF PERFORMANCE
                           OF BSUs          OF BSUs                    SHARES            SHARES
-----------------------------------------------------------------------------------------------------
Frank Shrontz               6,775            $553,878                    25,340           $1,986,023
Philip M. Condit            3,432             280,559                    10,060              788,453
Boyd E. Givan               1,989             162,606                     8,780              688,133
C. Gerald King              1,928             157,637                     7,730              605,839
Ronald B. Woodard           1,859             151,935                     4,160              326,040

     The Long-Term Incentive Program is described in the Compensation Committee Report on Executive Compensation, at page 21.

(3) The amount reported for each officer on the line for 1994 reflects the award of performance-based performance shares (under the Long-Term Incentive Program) by the Compensation Committee in 1995, for performance in the three-year period ended December 31, 1994. The amount reported for each officer on the line for 1993 reflects the award of performance-based performance shares by the Compensation Committee in 1994, for performance in the three-year period ended December 31, 1993. The amount shown in each year is equal to the number of performance-based performance shares awarded multiplied by the closing market price of Boeing stock on the date of the award. The Compensation Committee is expected to determine in August 1996 any awards of performance-based performance shares with respect to the three-year period ended December 31, 1995.

(4) Amounts of "All Other Compensation" are the sum of the value of (a) dividend equivalents and interest on dividend equivalents on performance shares under the Long-Term Incentive Program, (b) Company contributions to the Company's Financial Security Plan, Supplemental Benefit Plan, and Voluntary Investment Plan, and (c) premiums paid by the Company for term life insurance for the benefit of the insured. The amounts described in
     (a), (b), and (c) above, for the named executive officers, are as follows for 1995:

                             (a)             (b)                 (c)
-----------------------------------------------------------------------
Frank Shrontz            $28,185          $55,004              $2,100
Philip M. Condit          11,309           33,840               2,100
Boyd E. Givan              9,797           23,418               2,100
C. Gerald King             8,600           22,349               2,100
Ronald B. Woodard          4,615           23,013               2,100

(5) Supplemental stock options were issued to Messrs. Shrontz and Condit in December 1993 with an exercise price of $40.5625, and to Messrs. Givan, King, and Woodard in February 1994, with an exercise price of $47.25. Each of those prices was the Fair Market Value of Boeing stock on the date on which the options were awarded. The options did not become exercisable until the closing price of Boeing stock, as reported in The Wall Street Journal for the New York Stock Exchange - Composite Transactions, averaged or exceeded specified prices for 20 consecutive trading days. At $64 per share, 50% of each option became exercisable, at $67, an additional 25% became exercisable, and at $70, the remaining 25% became exercisable. The stock's price reached those levels on July 11, 1995, September 21, 1995, and November 21, 1995, respectively, and therefore all the supplemental options became exercisable. The options expire in 1998. The total number of shares that could be acquired by each officer through the exercise of the supplemental options was as follows:

                     Frank Shrontz                   200,000
                     Philip M. Condit                125,000
                     Boyd E. Givan                    45,000
                     C. Gerald King                   45,000
                     Ronald B. Woodard                45,000

                        OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
                          INDIVIDUAL GRANTS
----------------------------------------------------------------------
                   NUMBER OF
                  SECURITIES      PERCENT
                    UNDER-        OF TOTAL                                     POTENTIAL REALIZABLE VALUE
                     LYING        OPTIONS                                   AT ASSUMED RATES OF STOCK PRICE
                    OPTIONS      GRANTED TO    EXERCISE OR   EXPIRA-        APPRECIATION FOR OPTION TERM(2)
                    GRANTED     EMPLOYEES IN   BASE PRICE     TION    --------------------------------------------
      NAME          (#) (1)     FISCAL YEAR      ($/Sh)       DATE     0% ($)           5% ($)           10% ($)
------------------------------------------------------------------------------------------------------------------
F. Shrontz          120,000       4.19          $46.5000      2/27/05      $0         $3,509,232       $8,893,083
P.M. Condit          57,883       2.02           46.5000      2/27/05       0          1,692,707        4,289,653
B.E. Givan           33,076       1.15           46.5000      2/27/05       0            967,261        2,451,230
C.G. King            29,548       1.03           46.5000      2/27/05       0            864,090        2,189,773
R.B. Woodard         35,000       1.22           46.5000      2/27/05       0          1,023,526        2,593,816

Share price                                                           46.5000           75.7436          120.6090

All optionees (more than 12,000 employees and retirees)                     0         84,000,000      212,000,000
All shareholders(3)                                                         0      9,975,000,000   25,278,000,000
Gain of all optionees as % of gain of all shareholders                      0               0.84%            0.84%
------------------------------------------------------------------------------------------------------------------

(1) All options shown for the named executive officers were granted pursuant to the 1993 Incentive Stock Plan for Employees. The per share exercise price is the Fair Market Value of Boeing stock (as defined on page 9) on the date of grant, and the term of each option is ten years, subject to earlier termination in the event of termination of employment. The options vest after one year's employment from the date of the grant. As to each grant, 40% becomes exercisable after one year from the date of grant, an additional 30% after three years, and the remaining 30% after five years. The exercise price may be paid by cash or by delivery of shares already owned. The schedule on which options become exercisable is subject to acceleration for retirement, death, or disability after vesting.

(2) Potential realizable values are based on assumed compound annual appreciation rates specified by the Securities and Exchange Commission. These increases in value are based on speculative assumptions and are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(3) Each amount represents the increase in total market value of outstanding Boeing stock consistent with the stock price appreciation assumptions above. On the date on which these options were granted, February 27, 1995, there were 341,097,529 shares of stock outstanding.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF
                       SHARES                       SECURITIES UNDERLYING               VALUE OF UNEXERCISED
                      ACQUIRED                       UNEXERCISED OPTIONS/               IN-THE-MONEY OPTIONS/
                         ON         VALUE        SARs AT FISCAL YEAR-END(#)        SARs AT FISCAL YEAR-END ($)(2)
                      EXERCISE     REALIZED    --------------------------------------------------------------------
        NAME            (#)        ($)(1)      EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Frank Shrontz          92,968     $3,333,999     550,057           177,376          $24,039,274       $5,858,258
Philip M. Condit       10,000        249,375     168,450            91,933            6,205,691        3,080,299
Boyd E. Givan          10,616        409,270     116,178            56,026            4,285,492        1,867,588
C. Gerald King         14,275        495,939     107,587            50,586            4,085,172        1,697,295
Ronald B. Woodard      13,950        287,475      58,062            49,888            1,809,695        1,628,862
------------------------------------------------------------------------------------------------------------------

(1) The value realized is the difference between the Fair Market Value of the underlying stock at the time of exercise and the exercise price.

(2) Amounts are based on the Fair Market Value of Boeing stock on the last trading day of the year, December 29, 1995, which was $78.375. There is no guarantee that if and when these options are exercised they will have this value.

                               PENSION PLAN TABLE

The following table shows the estimated annual benefits payable to an employee, assuming retirement on January 1, 1996, at age 65 after selected periods of service, including amounts to be paid pursuant to the Employee Retirement Plan, the Supplemental Benefit Plan, and the Supplemental Retirement Plan, based on straight life annuity amounts. The plans also permit selection of a joint and survivor annuity with reductions in the benefits shown. The benefits shown in the table are not subject to any deduction for Social Security or other offset amounts.

                          YEARS OF CREDITED SERVICE(1)
     REMUNERATION(2)           15             20             25             30             35             40
-------------------------------------------------------------------------------------------------------------------
      $  300,000           $ 65,600        $ 87,400        $109,300      $131,100       $  153,000      $  174,800
         600,000            133,100         177,400         221,800       266,100          310,500         354,800
         900,000            200,600         267,400         334,300       401,100          468,000         534,800
       1,200,000            268,100         357,400         446,800       536,100          625,500         714,800
       1,500,000            335,600         447,400         559,300       671,100          783,000         894,800
       1,800,000            403,100         537,400         671,800       806,100          940,500       1,074,800
       2,100,000            470,600         627,400         784,300       941,100        1,098,000       1,254,800
-------------------------------------------------------------------------------------------------------------------

(1) For pension plan purposes, "credited" service begins after one year of employment with the Company. Credit for the first year is made up during the 20th, 21st, and 22nd years of employment. The named executive officers have the following years of credited service:

                  Frank Shrontz                      37.5
                  Philip M. Condit                   30.5
                  Boyd E. Givan                      29.9
                  C. Gerald King                     37.5
                  Ronald B. Woodard                  29.4

(2) Pension benefits are based on earnings in the last ten years of employment, which equal (a) the average annual salary for the highest consecutive 60 months, plus (b) the average annual incentive compensation for the five highest years. The total annual averages for the named executive officers are currently as follows:

                  Frank Shrontz              $1,564,416
                  Philip M. Condit              772,334
                  Boyd E. Givan                 544,667
                  C. Gerald King                502,000
                  Ronald B. Woodard             412,650

     In the Bonus column of the Summary Compensation Table on page 14, amounts shown for 1995 are net of approximately 30% of the incentive award that was converted into BSUs, and amounts shown for 1994 are net of approximately 20% that was converted into BSUs. Amounts shown for 1993 are net of 20% of the incentive award that was invested in performance shares under the Long-Term Incentive Program. The values of BSUs and performance shares at the time they were awarded are shown in the Restricted Stock column. Compensation covered under the plans referred to above (the Employee Retirement Plan, the Supplemental Benefit Plan, and the Supplemental Retirement Plan) includes the full incentive award, which is the total of the Bonus and Restricted Stock columns.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. The goals of the Company's integrated executive compensation programs are to:

1.   Align executive compensation with shareholder interests;

2.   Attract, retain, and motivate a highly competent executive team;

3.   Link pay to individual, operating group, and Company performance; and

4.   Achieve a balance between short-term and long-term results.

The full Board of Directors reviews the Committee's recommendations and approves the salaries of all elected officers, including the executive officers named in the Summary Compensation Table on page 14. The Committee is responsible for all other elements of executive compensation, including annual incentive awards, stock options, and the Long-Term Incentive Program for key executives.

Boeing executive officers are assigned to pay grades with established salary ranges, annual incentive award target percentages, and stock option grant guidelines. Assignment to a pay grade is determined by comparing individual responsibilities with industry survey data and internal executive job relationships. It is the Committee's objective to maintain a competitive compensation structure for Boeing executives.

Boeing executive compensation programs are designed to provide awards based on individual, operating group, and overall Company performance measures. To the extent that there is no adverse effect on this performance-related approach or on the Company's ability to provide competitive compensation, it is the Committee's policy to minimize executive compensation expense that is non-deductible by the Company for tax purposes. In 1995, none of the named executive officers received compensation that was non-deductible by the Company.

SALARIES

The Committee annually reviews the salary levels of executive officers, utilizing data provided by an outside consulting firm, and comparing Boeing salaries to those for comparable jobs in major aerospace and large industrial corporations. These companies are selected on the basis of their comparable size and operating performance, and include approximately half of the aerospace and defense companies in the Standard & Poor's Aerospace Index used in the performance comparison graphs on page 23. Boeing executive officer salary levels are targeted for the median position of this benchmark company group.

Executive officer salary adjustments are determined by a subjective evaluation of performance and by comparisons to peers inside and outside the Company. Survey data indicate that 1995 base salaries of the named executive officers, including Mr. Shrontz, are on average slightly below the median of the benchmark companies.

ANNUAL INCENTIVE AWARDS

Annual incentive awards are designed to focus management attention on Company performance. Each pay grade has an assigned incentive award percentage (which is a percentage of annual salary) that provides an incentive opportunity based on Company, operating group, and individual performance. The 1995 incentive award percentages assigned to the named executive officers' pay grades range from 60% to 80% of salary. The annual incentive award an executive officer is eligible to receive can range from zero to two times the incentive award percentage assigned to that officer's pay grade. The 1995 annual incentive awards for the named executive officers were paid out approximately 70% in cash and 30% in Boeing Stock Units ("BSUs"), which are discussed below.

The actual incentive awards approved by the Committee were based on evaluation of Company and operating group performance, coupled with a subjective evaluation of individual performance. Company performance was evaluated based on the achievement of operating group goals, as well as progress toward specific long-term goals of quality, profitability, and growth. Operating group performance was evaluated based primarily on operating plan measures of (a) customer, employee, and community satisfaction; (b) productivity and cost performance; (c) specified profit contributions; and (d) market share or new product orders.

Evaluation of Company performance each year takes into consideration a comparison with the performance of peer and premier companies and the overall industry environment. The resulting performance evaluation produces a percentage factor that may increase or decrease the incentive awards for executive officers. For 1995, the Committee assessment was that the Company performed well, with major productivity gains in a year in which a significant number of experienced employees accepted an early retirement offer and operations were affected by a fourth-quarter labor dispute and strike by production and maintenance workers. Awards for the named executive officers other than Mr. Shrontz averaged 124% of their assigned percentages.

CASH AWARDS. The cash portion of each incentive award is shown in the Bonus column of the Summary Compensation Table on page 14.

The cash portion of Mr. Shrontz's annual incentive award was based on his leadership and contributions to the Company's operating performance, including excellent results in commercial aircraft market share and solid technical and cost performance in all sectors of the business. With regard to shareholder value, the Company in 1995 outperformed the S&P Aerospace Index and significantly outperformed the S&P 500. The cash portion of the incentive award made by the Committee for Mr. Shrontz's outstanding leadership over all operations is shown in the Bonus column of the Summary Compensation Table on page 14.

BOEING STOCK UNITS. The number of BSUs awarded was determined by crediting each executive with the number of shares that could be purchased with 30% of that officer's target incentive award, adjusted for Company performance, based on the Fair Market Value of Boeing stock (as defined on page 9) on the day of the award. The BSUs vest three years after the award and each executive may choose to have them paid out in either shares of Boeing stock or cash. The values of the BSUs at the time of grant to Mr. Shrontz and the other named executive officers are shown in the Restricted Stock column of the Summary Compensation Table on page 14.

STOCK OPTIONS

Stock options are granted to provide a long-term incentive that is directly linked to shareholder value. To recognize the different levels of responsibilities within the Company, the number of stock options an executive officer is granted is determined by the officer's pay grade, salary, and the price of Boeing stock. However, all stock option grants are subject to discretionary adjustments based on individual performance or for purposes of retention.

Stock options are granted with an exercise price equal to the Fair Market Value of Boeing stock on the date of grant, and become exercisable in 40%, 30%, and 30% increments after one, three, and five years, respectively. To encourage stock retention, and consistent with past practice, stock options are granted as incentive stock options to the extent permitted under the Internal Revenue Code. Mr. Shrontz's stock option grant in 1995 was consistent with these guidelines.

In approving annual stock option grants, the number of outstanding stock options held by an individual did not influence the Committee's decision.

LONG-TERM INCENTIVE PROGRAM

Prior to 1994, certain senior executives were chosen by the Committee to participate in the Long-Term Incentive Program. Under the Program, executive investment performance shares were allocated in the first year of a seven-year performance cycle. After completion of the third year of the cycle, the Committee, in its discretion, could award additional performance shares in an amount from 0% to 200% of the number of each participant's initial shares for the cycle, depending on the Committee's assessment of management's achievement of certain performance targets. Each performance share is converted into one share of Boeing stock four years after it is awarded and earns dividend equivalents and interest on dividend equivalents, which are payable when the performance share is converted into stock.

New performance cycles under the Long-Term Incentive Program were discontinued in 1994, although the Committee will consider awards in 1996 for the final performance cycle. The size of the performance-based awards will be based on an assessment of overall performance against the Company's long-range strategic plan for that performance cycle. The performance measures used are return on equity, real sales growth, and quality improvement as measured by customer, employee, and community satisfaction, as well as consideration of total shareholder return. Although the Committee does not assign relative weights to these factors, each factor has specific targets and measures.

In evaluating performance for the three-year period that ended December 31, 1994, the Committee concluded that the Company produced excellent results for most of the performance cycle. The Committee decided that management responded well to dramatic changes in the external environment, achieved very favorable performance in the defense and aerospace programs, successfully implemented the 777 program, took appropriate steps in consolidating the workforce, positioned the Company well for future success, and significantly influenced the strong improvement in shareholder value. As a result, the Committee, based on its subjective assessment of Company performance, awarded performance-based shares at 1.4 times the number of executive investment performance shares awarded at the beginning of the cycle in 1992. The percentage awarded is the same for all participants.

This formula, applied to Mr. Shrontz's 1992 executive investment performance shares, produced an award to him of 6,350 performance shares. The value at the time of grant of the additional performance shares awarded to Mr. Shrontz and the other named executive officers is shown on the line for 1994 in the LTIP Payouts column of the Summary Compensation Table on page 14.

                                             COMPENSATION COMMITTEE:
                                               George M. Keller, Chairman
                                               Robert A. Beck
                                               Harold J. Haynes
                                               Donald E. Petersen
                                               Charles M. Pigott
                                               George H. Weyerhaeuser

                    SHAREHOLDER RETURN ON PERFORMANCE GRAPHS

The following graphs show changes in the value of $100 invested at year-end 1990 and 1985, respectively, in (1) the Company's stock, (2) Standard & Poor's 500 Stock Index, and (3) Standard & Poor's Aerospace Index. The investment values are based on share price appreciation plus dividends paid in cash, assuming that dividends were reinvested on the date on which they were paid.

                        FIVE-YEAR CUMULATIVE TOTAL RETURNS

Measurement Period
(Fiscal Year Covered)     Boeing     S&P 500     S&P Aerospace
1990                       100         100           100
1991                       107         130           119
1992                        93         139           125
1993                       102         153           162
1994                       114         154           175
1995                       193         212           289


                        TEN-YEAR CUMULATIVE TOTAL RETURNS

Measurement Period
(Fiscal Year Covered)     Boeing     S&P 500     S&P Aerospace
1985                       100         100           100
1986                       100         118           109
1987                        75         124            89
1988                       126         145           112
1989                       189         191           144
1990                       221         185           151
1991                       237         240           180
1992                       204         258           188
1993                       226         282           244
1994                       251         285           264
1995                       425         392           435

The Board of Directors and its Compensation Committee recognize that the market price of stock is influenced by many factors, only one of which is issuer performance. The Company's stock price is significantly influenced by cyclical fluctuations in the commercial jet aircraft global market environment, and to a lesser degree, changes in national defense priorities. The stock price performance shown in the graphs is not necessarily indicative of future price performance.

                           ANNUAL REPORT AND FORM 10-K

The 1995 Annual Report of the Company was mailed to shareholders together with this proxy statement. UPON REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES. The Form 10-K has been filed with the SEC. It may be obtained by writing to the Data Shipping Department, The Boeing Company, P.O. Box 3707, Mail Stop 3T-33, Seattle, Washington 98124-2207, or calling (206) 393-4964. The 1995 Annual Report is also available at the Company's World Wide Web site, HTTP://WWW.BOEING.COM.

                         SHAREHOLDER PROPOSALS FOR 1997

The Company's next annual meeting will be held on April 28, 1997. An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Secretary of the Company. The proposal must be received at the Company's executive offices no later than November 15, 1996. A shareholder must have been a registered or beneficial owner of at least one percent of the Company's outstanding stock or stock with a market value of $1,000 for at least one year prior to submitting the proposal, and the shareholder must continue to own such stock through the date on which the meeting is held.

The Company's By-Laws outline procedures, including minimum notice provisions, for shareholder nomination of directors and other shareholder business to be brought before the annual meeting. A copy of the pertinent By-Law provisions is available on request to Heather Howard, Corporate Secretary, The Boeing Company, P.O. Box 3707, Mail Stop 10-13, Seattle, Washington 98124-2207.

                                                  THE BOEING COMPANY

                       SOLICITED BY THE BOARD OF DIRECTORS
                               THE BOEING COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1996

         The undersigned hereby appoints Charles M. Pigott, Frank Shrontz, and George H. Weyerhaeuser (the "Proxy Committee"), and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 1996 (the "Meeting"), and at any adjournment thereof, as indicated on the reverse side of this card with respect to the election of directors, and with discretionary authority as to any other matters that may properly come before the Meeting, in accordance with and as described in the Notice and Proxy Statement for the Meeting.

         If there are shares of stock allocated to the undersigned in Fund E of The Boeing Company Voluntary Investment Plan, the undersigned hereby instructs the Trustee to vote all of such shares at the Meeting and any adjournment thereof, as indicated on the reverse side of this card with respect to the election of directors, and authorizes the Trustee to vote in its judgment or to empower the Proxy Committee to vote in the Proxy Committee's judgment, on such other business as may properly come before the Meeting and any adjournment thereof.

         If no direction is given, this proxy will be voted FOR all of the nominees for election as directors.

             IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE.

 ...............................................................................
|X| Please mark votes as in this example.

---------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE             BOEING
        FOR EACH OF THE FOLLOWING NOMINEES:
---------------------------------------------------
Election of Directors: Robert A. Beck, Philip M.
Condit, John B. Fery, and Donald E. Petersen.

                 For       Withheld
                                              Mark here    / /  Mark here    / /
__________________                            for address  / /  for comments / /
For all nominees, except as noted above.      change and   / /  and note     / /
                                              note at left / /  above        / /
---------------------------------------------------
                                             Please sign exactly as your name
                                             appears on your account. If the
                                             shares are registered in the names
                                             of two or more persons, each should
                                             sign. If acting as attorney,
                                             executor, trustee or in another
                                             representative capacity, sign name
                                             and title.

Signature:                  Date             Signature:                     Date
          ---------------       ------------                 -----------------